Exhibit 99.1

Addentax Group Corp. Announces Signing of MOU for Strategic Cooperation with Zhongjiu Yihe

SHENZHEN, China, December 22, 2023 /PRNewswire/ -- Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics service, property management, and subleasing, has announced the formalization of a nationwide strategic cooperation and signing of a Memorandum of Understanding (MOU) with Zhongjiu Yihe (Shenzhen) Brand Development Co., Ltd. (“Zhongjiu Yihe”), a renowned brand management group headquartered in Guangdong.

In response to this development, Mr. Hong Zhida, CEO of Addentax, conveyed his appreciation, stating, “We are pleased to enter into this collaboration with Zhongjiu Yihe, an entity known for its excellence in supply chain and brand development.” He further emphasized, “This marks a significant milestone in our commitment to innovative partnerships. Our collaborative vision with Zhongjiu Yihe aims to establish an encompassing brand supply chain, product supply chain, and marketing supply chain service in China. The signing of this MOU signifies the inaugural step towards a future mutually beneficial cooperation agreement.”

Ms. Xu Yan, CEO of Zhongjiu Yihe, conveyed her anticipation for the collaboration, stating, “We look forward to partnering with the Addentax team and leveraging their well-established distribution network. Through this expanded distribution network, we aim to connect with our global customer base and explore market opportunities in tandem with Addentax.”

Zhongjiu Yihe, as a comprehensive brand service provider, offers an array of services encompassing brand supply chain, product supply chain, and marketing supply chain, with a core focus on the liquor industry, extending into the domain of branded apparel.

The formalization of the MOU between Addentax and Zhongjiu Yihe signifies a strategic step forward in collaboration, particularly within the domain of branded apparel. This collaboration also opens avenues for exploration and innovation in various business sectors for Addentax.

About Addentax Group Corp. Corp.

Addentax Group Corp. Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2023. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp. Corp.

Phone: + (86) 755 86961 405

simon.ng@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com